Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

November 3, 2015

Darien Rowayton Bank 1001 Post Road Darien, Connecticut 06820

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Darien Rowayton Bank (the “Company”) and Morgan Stanley & Co. LLC (“Morgan Stanley” and, together with the Company, the “Specified Parties”) related to the their evaluation of certain information with respect to a portfolio of student loans in connection with the proposed offering of DRB Prime Student Loan Trust 2015-D, Student Loan-Backed Notes (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

Representatives of Morgan Stanley, on behalf of the Company, provided us (i) on October 27, 2015 with a computer-generated student loan data file and related record layout containing, as represented to us by the Company, data as of the close of business October 20, 2015, with respect to 2,960 student loan contracts (the “Initial Data File”) and (ii) on October 28, 2015 with a supplemental data file containing the borrower city for each of the 2,960 student loan contracts included in the Initial Data File (the “Supplemental Data File”).

At the instruction of Morgan Stanley, on behalf of the Company, we appended the Initial Data File with the information set forth on the Supplemental Data File. The Initial Data File, as adjusted, is hereinafter referred to as the “Statistical Loan File.”

Further, at the instruction of the Company, we randomly selected 100 student loan contracts (the “Sample Loans”) from the Statistical Loan File and performed certain comparisons and recomputations for each of the Sample Loans relating to the student loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Member of

Deloitte Touche Tohmatsu
Limited

Characteristics

1. Loan number (informational purposes only)

2. Loan type (fixed or adjustable)

3. Original loan balance

4. Original loan term

5. First disbursement date

6. Maturity date

7. Interest rate

8. Borrower city

9. Borrower state

10. Current loan balance

11. Last payment date

12. Borrower degree program

13. School name

14. Graduation year

15. Original borrower FICO

16. Original co-borrower FICO (if applicable)

17. Gross annual income

We compared Characteristics 2. through 4. to the corresponding information set forth on or derived from the Promissory Note or Final Disclosure Statement (collectively, the “Note”); Characteristics 5. through 11. to a data query, provided by the Company as of October 20, 2015, from their servicing system (the “Servicing System Query”); Characteristics 12. through 14. to the Loan Application Summary, Education Verification Form or other related correspondence (collectively, the “Degree Verification Form”); Characteristics 15. and 16. to the Credit Report (the “Credit Report”); and Characteristic 17. to a borrower’s pay stub, borrower’s W-2 or other related correspondence (collectively, the “Income Verification Documentation”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 3., differences of $1.00 or less are noted to be “in agreement;” and

•	with respect to our comparison of Characteristic 17., for those Sample Loans indicated in Appendix A, we noted a difference with respect to the gross annual income, as set forth on the Statistical Loan File, when compared to the gross annual income, as set forth on the Income Verification Documentation. For these Sample Loans, we were instructed by the Company to perform an additional procedure and compare the gross annual income set forth on the Statistical Loan File to the "Residency Income Projection Table" provided by the Company. Such comparisons were found to be “in agreement.” Further, differences of 5.0% or less of the gross annual income indicated on the Statistical Loan File are noted to be “in agreement.”

The student loan documents described above, including any information obtained from the servicing system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loans underlying any of the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the student loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Loan File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 3, 2015 (REDACTED).

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 17. for the following Sample Loans:

[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.